TGI FRIDAYS






FRIDAYS
FRIDAYS
FRIDAYS



Allegro Merger Corp. (NASDAQ:ALGR) & TGIF Holdings, LLC Business Combination Presentation

November 8, 2019

Important Disclosures

Allegro Merger Corp. ("Allegro") is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Allegro's securities, regarding its proposed merger with TGIF Holdings LLC ("TGIF" or the "Company").

Cantor Fitzgerald ("Cantor Fitzgerald") acted as managing underwriter of Allegro's initial public offering ("IPO") and as Allegro's investment banker and will receive a fee upon consummation of the merger. Piper Jaffray & Co. ("Piper Jaffray") is acting as Allegro's investment banker and will receive a fee upon consummation of the merger. Allegro and its directors and executives officers, Cantor Fitzgerald and Piper Jaffray may be deemed to be participants in the solicitation of proxies for the special meeting of Allegro's stockholders to be held to approve the merger and related matters.

STOCKHOLDERS OF ALLEGRO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ALLEGRO'S PROXY STATEMENT ("PROXY STATEMENT") WHICH WILL CONTAIN IMPORTANT INFORMATION. Such persons may read Allegro's Proxy Statement and Allegro's final Prospectus, dated July 2, 2018, and Allegro's more recent filings with the Securities and Exchange Commission, for a description of the security holdings of Allegro's officers and directors and of Cantor Fitzgerald and their respective interests in the successful consummation of the business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the merger and related matters. Stockholders will also be able to obtain a copy of the preliminary Proxy Statement and definitive Proxy Statement, once available, without charge, by directing a request to: Allegro Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017. The preliminary Proxy Statement and definitive Proxy Statement, once available, and final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Referenced Intellectual Property:

DoorDash, UberEats, Postmates, Grubhub, Ruby Tuesday, Au Bon Pain, Ignite Restaurant Group, Bar Rescue, P.F. Chang's, Hooter's, Dine Brands Global, Denny's Corp, Brinker International, Bloomin' Brands, Texas Roadhouse, Red Robin Gourmet Burgers, The Cheesecake Factory Incorporated, Darden Restaurants, Chuy's Holdings, Cracker Barrel Old Country Stores, BJ's Restaurants are registered marks or trademarks of their respective owners.

SAFE HARBOR

This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on TGIF's and Allegro's managements' current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Allegro's business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which Allegro or TGIF are engaged; fluctuations in customer demand; intensity of competition from casual dining, fast casual, QSR and other food alternatives; execution of TGIF's revitalization plan; general economic conditions; geopolitical events and regulatory changes; the possibility that the merger does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth and to be set forth in Allegro's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of TGIF's financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may diverge materially from Regulation S-X compliant financial information. Further, TGIF's financial results in any particular period may not be indicative of future results. This presentation also includes certain financial information that does not conform with U.S. GAAP. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" on Slide 30 for more information. Neither Allegro nor TGIF is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

INVESTMENT HIGHLIGHTS

Large International Presence	TGIF has a significant international franchised presence with more than half of its ~840 restaurants located outside of the U.S.
"Asset Light" Business Model	83% of TGIF's restaurants are franchised, and franchising and licensing account for over 70% of total profitability.
CPG Licensing	Royalties from consumer packaged goods licensing are a high margin and growing stream of revenue.
Experienced Management Team	Sr. Management team has significant experience with TGIF and has led successful revitalizations for other casual dining brands.
Attractive Valuation	EV/LTM Adjusted EBITDA of 8.0x, a significant discount to both comparable franchised and company owned restaurants[1].

Note: [1] See SLIDE 6 for calculation of EV and multiples and Appendix for comparable company analysis and reconciliation of non-GAAP financial measures.

Transaction Summary

- At Closing, TGIF's shareholders will receive $30 million of cash or Allegro common stock (@$10.15/share) at the option of holders
  - Current shareholders
    - Funds managed by TriArtisan Capital Advisors LLC ("TriArtisan") – 54%
    - MFP Investors LLC, the family office of Michael F Price ("MFP") – 40%
    - Other minority holders – 6%
  - TriArtisan expects to receive a percentage of its consideration in Allegro common stock
  - MFP intends to receive all of its consideration in the form of common stock
  - Over the next 3 years, TGIF's existing shareholders may receive up to an additional 2.0 million common shares[1], contingent on the post-closing performance of the business
  - Allegro's founders and TGIF's shareholders are subject to lockup provisions – through December 15, 2020 with the potential early release after 5 months (based on stock price appreciation)
- TriArtisan will nominate 6 Board members and Allegro will nominate 2 Board members
- Motivations for the transaction
  - Access to equity capital to deleverage the balance sheet
  - Cash to accelerate the revitalization plan and fund growth and marketing initiatives

Note: [1] See Appendix for additional detail on contingent shares conditions

ILLUSTRATIVE PRO FORMA CAPITALIZATION AND VALUATION AT CLOSING

Capitalization and Valuation as of November 8, 2019[1,2,3,4,5,6,7]	
Allegro Public Shares	14,950,000
Allegro Insider/Private Placement Shares	4,110,000
Allegro Shares from Rights	1,532,250
Shares Issued to Fridays (assumes maximum stock election)	2,955,665
Shares Outstanding at Closing	23,547,915
Trust Value Per Share	$10.16
Value of Common Equity at Trust Value	$239,200,000
Balance Sheet Cash at Closing (after debt prepayments)	45,200,000
Debt at Closing (after max prepayments)	254,300,000
Enterprise Value at Closing	448,300,000
LTM Public Company Adjusted EBITDA	56,000,000
EV / LTM Public Company Adjusted EBITDA	8.0x

[1] *Assumes that no Allegro shares are redeemed for their pro rata portion of the cash in trust. If some shares are redeemed, EV would remain unchanged as shares would decrease and net debt would increase.*

[2] *Allegro has 15,325,000 rights outstanding, each of which converts to 1/10 of one common share immediately upon a business combination.*

[3] *Individual sellers may elect to receive either cash or Allegro common stock at $10.15 per share (minimum of 40% must be stock). The scenario above assumes a 100% stock selection. If some cash is elected, EV would remain unchanged as shares would decrease and net debt would increase.*

[4] *Equity and Enterprise Values exclude contingent consideration of two million Allegro common shares (see Slide titled "Contingent Share Detail").*

[5] *Reflects diligence adjusted July LTM EBITDA less public company costs (see footnote disclosures on the slide titled "Reconciliation of Net Income to EBITDA and Adjusted EBITDA)".*

[6] *Warrants, which strike at $11.50, are out of the money and thus not dilutive.*

[7] *Assumes that the maximum allowable prepayment under the securitization is made at closing.*

Company Overview

TGI FRIDAYS OVERVIEW

Company Overview

- TGIF is a leading, American casual dining bar and grill concept with ~840 locations in 55+ countries
  - 396 domestic units (144 Company owned, 252 Franchised)
  - 442 International Franchised Units
- TGIF's unique culture creates the backdrop where "People of All Stripes" can connect over handcrafted food and drink
  - Delivers highly engaging service and a high quality menu in an exciting bar atmosphere
  - Strong bar mix driven by innovative beverages and well known shareable food
- Strong management team, led by CEO Ray Blanchette, supported by global infrastructure
- Funds managed by TriArtisan and MFP Investors acquired control of the Company in October 2019
- Key Financials as of LTM 3Q19:
  - Revenue: ~$350 million (system-wide sales of ~$2 billion)
    - Licensing revenue of ~$13 million
    - Off-premise sales ~13% of total sales
  - Adj. EBITDA: ~$57 million[1]
  - Average domestic annual net sales per store: ~$2.7 million
  - Average check per guest: ~$18 (incl. beverages)
- Headquartered in Dallas, Texas

Unit Base Mix



Company Owned 17%
Franchised 83%

Geographic Mix



International 53%
North America 47%

Note: [1] See Appendix for reconciliation of non-GAAP financial measures

Store counts as of September 2019

INTERNATIONAL

Overview

- TGIF's story and brand has a significant presence around the globe with 440+ locations
  - Locations in 39 U.S. states and Washington D.C.
  - Locations in 56 countries (excluding the U.S.)
- High brand awareness

Geographic Footprint



Countries with TGIF Locations
Countries without TGIF Locations

Growing international network with 442 locations

Note: As of 3Q19

Highlights

- Same-store-sales ("SSS") continue to improve as new value drivers have been identified in important markets
- Seven key markets have realized significant traction in SSS
  - UK, Middle East, Scandinavia, Philippines, Mexico, Malaysia / Indonesia / China and Australia
- Favorable number of sales weeks to plan due to fewer restaurant closures
- New unit growth in 2020 & beyond
  - China, Hong Kong and Taiwan Development
  - Accelerating Development in Spain and Brazil
  - New ownership in India
- Improved franchisee operations and ownership structure
  - Middle East, Malaysia, China, Indonesia and India

INTERNATIONAL (CONT'D)

Continued Momentum in International Same-Store-Sales

- Friday's International has seen positive same-store-sales momentum over the last couple months
  - Strong performance in a number of major markets across the Americas, Asia-Pacific and Europe
- Fridays UK has historically been the best performing market in the Company's International system and is up 1.0% YTD
  - Largest International market with 87 units which has consistently added 3+ new units a year over the last several years

Recent International Same-Store-Sales Performance



1.0%
-1.7%
-3.2%
-1.5%
0.2%
June
July
August
September
October 1

Significant Whitespace in Growing Markets

Country	Existing Units	Whitespace[2]
Mexico	17	50
Japan	14	40
India	9	70
Brazil	6	45
SE China	3	80
Canada	2	35

Note: [1] Through the second week of October
[2] Management estimates

Aligned Franchisee Base

Domestic Franchisee Base Overview

- Fridays has 24 franchisees across the United States operating 252 restaurants
  - On average each franchisee owns 10.5 restaurants and has over ten years of experience in the brand

International Franchisee Base Overview

- Fridays has 40 franchisees in 56 countries (excluding the U.S.) operating 442 restaurants
  - On average each franchisee owns 11.1 restaurants
- Aside from Mexico, all countries operated by one franchisee

Domestic Franchisee Concentration Analysis

Franchisee Rank	# U.S. Restaurants
1	66
2	43
3	36
4	24
5	16
Top 5	**185**
Other 19	**67**

(# of Franchisees)



9
5
4
2
4
(# of Restaurants) 1
2 - 5
6 - 10
11 - 20
20+

Total Restaurants

1	2 - 5	6 - 10	11 - 20	20+
9	15	32	27	169

International Franchisee Concentration Analysis

Franchisee Rank	# Int'l Restaurants
1	87
2	67
3	26
4	26
5	21
Top 5	**227**
Other 35	**215**

(# of Franchisees)



9
8
11
7
5
1
2 - 5
6 - 10
11 - 20
20+

Total Restaurants

1	2 - 5	6 - 10	11 - 20	20+
9	22	82	103	226

Note: Figures as of Q3 2019

Licensing

Overview

- Significant growth in licensing business as evidenced by its 2016 to LTM Q3 2019 CAGR of 9%
  - Robust pipeline of new product offerings to drive continued growth for the next several years
- 2018 / 2019 product launches:
  - Re-launched malt beverages
  - Refrigerated ribs
  - Frozen hamburger patties
  - Frozen single serve meals
  - Pre-mixed cocktails (International)
  - Frozen appetizers & center of plate (International)
- Refrigerated dips in the U.S. and frozen appetizers in UK are slated for launch in 2020

Licensing Revenue



2016 – LTM Q3 2019 CAGR: 9%
$10
$12
$13
$13
2016
2017
2018
LTM Q3 2019

Product Offering



FRIDAYS
Beef Patties
BACON CHEDDAR
LONG ISLAND ICED TEA
PASSION FRUIT MARTINI
PINK PUNK MOJITO
BABY BACK RIBS
MOZZARELLA STICKS
SPINACH & ARTICHOKE
BONELESS CHICKEN BITES
BUFFALO STYLE
POTATO SKINS
CHEDDAR & BACON

Management Team



Ray Blanchette
CEO & President

- Mr. Blanchette re-joined TGI Fridays in October 2018 to drive the transformation and implement a strategy focused around improved marketing, value offerings, a revamped American bar, and solid off-premise growth
- Prior to TGIF, Mr. Blanchette served CEO at Au Bon Pain from June 2016 to January 2018, and CEO of Ignite Restaurant Group from April 2007 to November 2015
- Additionally, Mr. Blanchette served in various roles at TGIF from 1989 to 2007, including President and COO
- Mr. Blanchette has ~30 years of multi-unit restaurant experience

Management Team (cont'd)

- Team with deep and broad experience leading strong brands

	Executive	Title	Industry Tenure	Fridays Tenure
CEO	**RAY BLANCHETTE**	Chief Executive Officer & President	25+ years	Oct-2018 – Current 1989-2007
Brand Leadership	**JOHN NEITZEL**	President & Chief Operating Officer, Global Franchise	35+ years	Nov-2018 – Current 1982-2010
Brand Leadership	**JIM MAZANY**	Chief Operating Officer, Corporate	25+ years	Jun-2019 – Current 1990-2005
Functional Leadership	**GIOVANNA KONING**	Executive Vice President & Chief Financial Officer	25+ years	Apr-2017 – Current
Functional Leadership	**BILL ALEXANDER**	Senior Vice President & Chief Development Officer	25+ years	2010 – Current 1992-2003
Functional Leadership	**JENNIFER ROTE**	Vice President, General Counsel & Corporate Secretary	15+ years (restaurant) 20+ years (legal)	2004 – Current
Functional Leadership	**CINDY SYRACUSE**	Vice President, Marketing	20+ years	Nov-2018 – Current 2015-2017

DIVERSIFIED EARNINGS STREAM WITH POTENTIAL UPSIDE

	Potential Visible Upside
U.S. Company Owned	▪ Significant upside from improving operations of recently bought back stores ▪ Strengthened Company Ops team already capturing low-hanging-fruit across the system
U.S. Franchised	▪ Rationalized franchisee base. Current franchisees in full support of operational plan showing early results ▪ >$30MM of LTM royalty revenue
International Franchised	▪ Key large markets continue to gain traction with SSS trends ➢ UK market has bounced back nicely in 2019 and continues new unit growth ➢ Middle East seeing improved performance. Committed to growing unit base ➢ New franchisees in a number of key markets. Substantial development potential in Brazil & China ▪ >$30MM of LTM royalty revenue
Licensing	▪ Relationships with key licensing partners continue to grow ▪ Beginning to leverage proven product suite internationally ▪ > $13MM of LTM revenue
Operating / G&A Cost Savings	▪ Potential for Off-Premise and purchasing savings by leveraging TriArtisan restaurant company relationships ▪ Additional opportunities for improved G&A efficiencies

Note: LTM as of 3Q19

Recent Financial Performance

Domestic Traffic & Comps

		2016	2017	2018	YTD 2019[1]
Traffic	Corporate	(0.1%)	1.0%	(10.9%)	(5.2%)
	Franchise	(7.4%)	(2.9%)	(12.1%)	(6.8%)
	International	(5.2%)	(4.7%)	(7.7%)	(6.6%)
Comps	Corporate	0.9%	(2.7%)	(2.3%)	(7.3%)
	Franchise	(6.0%)	(5.0%)	(5.8%)	(8.0%)
	International	(3.5%)	(2.6%)	(6.0%)	(2.9%)

Note: [1] Through September 30th

Recent Franchisee Acquisitions

- The Company has recently made a number of opportunistic purchases of domestic franchisees at attractive valuations with potential for substantial earnings upside
- Potential to refranchise certain regions to qualified casual dining franchisees once operations have been improved
- Acquired restaurants in regions where TGIF brand is strong
  - Texas restaurants are Company's hometown
  - New York and Northeast restaurants have high consumer awareness for the brand

Acquisitions to Date

TIMING	GEOGRAPHY	# STORES
SEP-2018	COLORADO / TEXAS	15
FEB-2019	NORTHEAST	70
JUN-2019	LONG ISLAND	16
JUN-2019	HOUSTON	7

Attractive, Low-Cost & Flexible Capital Structure

- In February 2017, the Company refinanced its existing term loan facility with a new $375 million securitization facility
  - Currently ~$360 million outstanding on the facility which will decrease to ~$240 million after the merger[1]
  - Securitization collateral consists of a significant portion of the Company's revenue-generating assets including existing and future domestics & international franchise agreements and fees, royalties on existing and future company-owned restaurants, licensing agreements, IP and other assets

Securitization Highlights

Low Cost	▪ Fixed 6.2% interest rate
Attractive Amortization	▪ 2.0% amortization ▪ $7.5MM annual repayment
Flexibility	▪ Portable structure; no refinancing needed in acquisition ▪ Ability to upsize facility if the Company makes an acquisition

Note: [1] Assumes that no Allegro shares are redeemed for their pro rata portion of the cash in trust. If some shares are redeemed, pro forma net debt would be higher

Operating Plan

Brand Mission / Strategy
To Create a Place Where People of All Stripes Unite

Strategic Priorities	Actions and Initiatives	Performance Impact

1 Deliver an Affordable and Social Bar Experience

Actions and Initiatives
- "Happy Hours are way better than non-happy hours"
- Everyday beverage value to expand reach and frequency
- Reclaim bar heritage through new social occasions
- Provide the atmosphere to promote social interactions
- Institutionalize nationally, activate locally

Performance Impact

Since launching the Drink of the Month offering in May 2019, TGIF liquor, beer and wine SSS have improved



NOVEMBER DRINK
OF THE MONTH

2 Provide Differentiated Value Across Every Daypart & Day of Week

Actions and Initiatives
- Value bundling to enable indulgent occasions
- Institutionalize early week value to expand reach
- Late night food offering supports everyday beverage strategy
- Use digital marketing support to drive incremental value
- Early learnings from everyday $5 cheeseburger promotion

Performance Impact



COMPANY STORES
MON-THU TRAFFIC COMP %
-15.5%
-7.5%
-2.9%
+3.0%
2018
2019 Q1
2019 Q2
Post DOW 1

2018	2019 Q1	2019 Q2	Post DOW [1]
2018 WEEKDAY (MON-THU) YOY TRAFFIC DECLINE WAS -15.5%	IN Q1-2019, COMPANY STORES BEGAN WEEKDAY FLASH SALES, & SYSTEM LAUNCHED EA LATE NIGHT	IN Q2-2019, COMPANY STORES AMPED UP WEEKDAY FLASH SALES, LAUNCHED LUNCH MENU, & TESTED VALUE OFFERS	SINCE LAUNCH OF DOW, COMPANY STORES HAVE POSTED POSITIVE TRAFFIC COMPS (NOTE: EXCLUDES SEP TEST WINDOW)

3 Recognize and Reward Our Loyal Guests and Team Members

Actions and Initiatives
- Create tier system to leverage competitiveness and desire for recognition by accomplishing new levels quickly
- Engage gamification with social media, creating opportunities to focus on valuable guests to maximize rewards
- Engagement results in frequency and higher check
- Create and sustain a culture of recognition for TGIF team
- Provide learning and development opportunities for talent

Note: [1] Day of the week ("DOW")

Brand Mission / Strategy (cont'd)

To Create a Place Where People of All Stripes Unite

Strategic Priorities	Actions and Initiatives	Performance Impact
4 Improve Speed, Attentiveness and Manager Resolution	▪ Drive frequency by fixing speed of service, attentiveness and manager problem resolution ▪ Eliminate roadblocks to speed throughout TGIF system, noticeably improving guest service ▪ Be bold with targets, measure the relevant things and hold everyone accountable	**Quartile 1 Restaurants** ▪ Quartile 1 Restaurants have leading indicators for best-in-class operations – Lowest Guest Complaints • 60% lower than quartile 4 restaurants – Highest Social Media Stores
5 Grow Off-Premise Channels	▪ Continue to bolster largest growing segment of business by accelerating engagement with third party delivery providers ▪ Improve To-Go ease of use and speed	**Implied Off-Premise Sales [1]** 

2016 – LTM Q3 2019 CAGR: 28%
$74
$88
$121
$138
2016
2017
2018
LTM 09/30/19

Target Outcomes

- **Improve profits by 1,000 bps**
- **Grow AUV +$1mm**
- **Triple the size of active Rewards Members and increase frequency by at least 25%**
- **Enhance guest satisfaction scores by 20%**
- **Recognized as one of the Best Places to Work with annual turnover under 100%**

EXECUTION / MARKETING / INNOVATION

Note: [1] Figures represent off-premise sales for 90% of the TGIF system extrapolated across the remainder of the system that does not share check detail data.

Relaunch Bar with a Bang

- TGIF's bar-centric heritage has been de-emphasized over the last few years as the company has been repositioned as a more family oriented dining destination
- The TGIF bar is a major differentiator vs. our core competition and could be better leveraged, with a value focus, to drive incremental traffic
- Relaunching the bar and positioning it as an affordable, high quality social bar experience with
  - Provide the atmosphere to encourage/promote social interactions
  - "Happy Hours are better than non-happy hours" – everyday/all day beverage value to expand reach and frequency
  - Reclaim bar heritage through new social occasions
- Relaunch to be supported with significant TV and digital ad spend to provide a bang and build momentum



Capture Low Hanging Fruit at Recently Reacquired Stores

- Fridays has recently repurchased underperforming weak franchised restaurants at attractive valuations providing substantial upside by improving operations and topline performance
  - Historically some of the system's strongest units
  - Longstanding core company regions where there is strong affinity with the brand
- Focused on strengthening the management talent and implementing operational best practices in the newly acquired stores
  - ~40-50% of existing directors of operations and general managers have been replaced over the last 3+ months
- New management in Boston region (18 stores), acquired at the end of 1Q19, has shown consistent incremental growth in traffic and sales performance over the last several months

Boston Region YTD Traffic Performance



(12.7%)
(11.9%)
(8.4%)
(6.0%)
(5.9%)
(3.4%)
(1.5%)
(3.8%)
(0.4%)
2.1%
Jan
Feb
March
April
May
June
July
Aug
Sept
Oct

Improve Profitability and Customer Experience at Corporate Stores

- Since rejoining Fridays in June 2019, Jim Mazany, COO, has set out to improve the profitability of the company's corporate stores as well as improve the overall customer experience
  - Speed of service and conflict resolution have been specific targeted areas
- 10x Communication, leading from the front of the house and a culture of BLAST has led to continued monthly reduction of Guest Complaints
- Commitment to the operational tools, systems and process to improve Food and Beverage efficiency
  - In 3Q19, the Company saw a meaningful improvement in Food and Beverage waste costs, respectively

Upgrade Digital / Loyalty Program

- TGIF has invested ~$30MM over the last few years to build a category and industry leading app and loyalty program
  - Platform has the building blocks for internal data aggregation and data leveraging to maximize top-line sales from this competitive advantage
- High ROI investment opportunities to upgrade the existing platform would lead to increased frequency of active users and better engagement with inactive user base

Foundation of a Great Loyalty Program	Highly engaged & active base	Communicating cross channel	Program that adds value for the guest
Existing TGIF Program	~60% Inactive* Largely inactive base	 Primarily email	 Heavily discounted

Note: Have not place an order on or off premise in >12 months*

THIRD PARTY DELIVERY

- TGIF has seen delivery sales increase >175% year-to-date
  - Total off-premise sales have grown from 8% of total sales in 2017 to ~13% in 2019
  - Currently partnering with leading delivery services providers (DoorDash, UberEats, Postmates, Grubhub)
- Company is in the process of adding additional features to its delivery/off-premise platform which is expected to add incremental sales
- Through its involvement with P.F. Chang's and Hooter's, TriArtisan is working on building strategic relationships with the leading 3rd Party Delivery Services Providers which could improve delivery profitability and add marketing support for all three brands

TGIF YTD Delivery Sales

($ in MM)


$16
$43
~177% YoY Growth
YTD Sept 2018
YTD Sept 2019

Off-Premise Sales as % of Total Sales


7%
10%
13%
2017
2018
2019

FRIDAYS

APPENDIX

CONTINGENT SHARE DETAIL

Contingent Payments and Ownership

Annual EBITDA Target		Share Price Target	Contingent Shares
$70,000,000	OR	$15.00	2,000,000

- Contingent shares shall be earned if EBITDA in Fiscal 2020, 2021 or 2022 equals or exceeds the target or if Friday's closing stock price is equal to or greater than $15.00 for 20 out of 30 trading days prior to December 31, 2022

Note: See Appendix for reconciliation of non-GAAP financial measures

Fridays Income Statement

($ in millions)

	FY16	FY17	FY18	TTM Jul-19
REVENUE:				
Company restaurant sales	$ 173.9	$ 179.8	$ 190.5	$ 253.3
Management fees and reimbursables	28.0	10.3	5.7	6.3
Franchising revenue	79.4	77.8	74.8	68.6
Licensing royalties	10.4	11.9	12.6	13.1
Other revenue	2.7	6.6	9.6	8.4
Total revenue	294.3	286.5	293.1	349.6
COSTS AND EXPENSES:				
Cost of sales	52.8	52.5	52.5	69.6
Restaurant operating expenses	129.3	122.1	125.8	173.5
General and administrative	79.4	64.4	53.0	48.6
Depreciation and amortization	23.2	24.0	22.1	20.9
(Gain) loss on sales of assets and impairments	4.2	8.9	3.2	4.9
Other expense—net	0.0	0.1	0.0	0.0
Total costs and expenses	288.9	271.9	256.5	317.5
(LOSS) INCOME FROM OPERATIONS	5.4	14.6	36.5	32.1
OTHER (EXPENSE) INCOME:				
Interest income	0.0	0.1	0.1	0.1
Interest expense	(19.7)	(33.7)	(25.2)	(25.1)
Equity in net earnings of unconsolidated affiliates	1.6	1.9	0.2	0.2
Total other (expense) income	(18.1)	(31.7)	(24.9)	(24.8)
INCOME (LOSS) BEFORE TAXES INCLUDING NONCONTROLLING INTEREST	(12.7)	(17.1)	11.6	7.4
INCOME TAX BENEFIT (EXPENSE)	6.0	(48.2)	(3.1)	(3.2)
NET INCOME (LOSS)	(6.7)	(65.3)	8.5	4.2
NONCONTROLLING INTEREST	0.3	1.0	1.4	2.0
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$ (7.0)	$ (66.4)	$ 7.1	$ 2.2

Note: TTM Financials are unaudited

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income before interest expense, expense/benefit for income taxes, depreciation and amortization and non controlling interest. EBITDA and Adjusted EBITDA are presented because the Company believes investors' understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for evaluating our ongoing results of operations without the effect of non-cash charges such as severance, board and shareholder matter costs, asset impairments, non-recurring professional fees and project costs, asset disposals, restaurant closure costs, reorganization costs, stock options and joint venture earnings elimination. EBITDA and Adjusted EBITDA are supplemental measures of operating performance that do not represent and should not be considered as alternatives to net income or cash flow from operations, as determined by GAAP, and our calculation thereof may not be comparable to that reported by other companies in our industry or otherwise. Adjusted EBITDA further adjusts EBITDA to reflect the additions and eliminations shown in the table below. The use of Adjusted EBITDA as a performance measure permits a comparative assessment of our operating performance relative to our performance based on our GAAP results, while isolating the effects of some items that vary from period to period without meaningful correlation to core operating performance. Adjusted EBITDA as presented may not be comparable to other similarly-titled measures of other companies, and our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by excluded or unusual items.

				TTM
($ in millions)	FY16	FY17	FY18	Jul-19
Net Income	**$ (7.0)**	**$ (66.4)**	**$ 7.1**	**$ 2.2**
Interest Expense	19.7	33.7	25.2	25.1
Income Taxes	(6.0)	48.2	3.1	3.2
Depreciation & Amortization	23.2	24.0	22.1	20.9
Non Controlling Interest	0.3	1.0	1.4	2.0
Accounting EBITDA	**30.2**	**40.5**	**59.0**	**53.3**
Adjustments:				
Gain / Loss on Assets	(0.6)	(0.7)	3.2	4.9
Impairment	4.8	9.6	1.4	1.4
Severance	4.7	3.6	1.6	3.0
Board Fees	2.6	2.4	2.3	2.2
Stock Options	0.6	0.3	0.1	0.1
DFW JV	(0.4)	(1.2)	(1.6)	(2.3)
53rd Week	-	-	(1.3)	(1.3)
Gift Card Liability True Up	6.1	-	-	-
Digital Infrastructure Costs	5.8	6.1	-	(0.1)
Refranchising Expenses	2.0	0.2	0.1	0.1
Non-Recurring Professional Fees	2.3	-	-	-
Non-Recurring Expenses and (Income)	0.9	0.2	(3.6)	(3.6)
Royalties from Closed Stores	-	-	(1.2)	(0.4)
Total Adjustments	**$ 28.7**	**$ 20.6**	**$ 1.2**	**$ 4.2**
Adjusted EBITDA	**$ 58.9**	**$ 61.1**	**$ 60.2**	**$ 57.5**

FRIDAYS BALANCE SHEET

($ in millions)

	FY16	FY17	FY18	Sep-19
ASSETS				
CURRENT ASSETS:				
Cash and equivalents	$ 10.5	$ 27.2	$ 28.2	$ 32.2
Receivables—net	31.6	29.6	39.4	29.9
Inventories	1.8	1.7	2.1	4.1
Prepaid expenses and other	7.7	5.0	5.9	23.9
Income taxes receivable	0.6	0.7	0.6	0.6
Total current assets	52.2	64.2	76.1	90.7
PROPERTY, EQUIPMENT, AND IMPROVEMENTS—Net	54.5	41.1	41.1	51.6
OTHER ASSETS:				
Goodwill	12.4	12.4	12.4	12.4
Intangible assets—net	244.8	235.0	222.1	214.1
Investments in unconsolidated affiliates	7.6	2.5	0.5	0.5
Deferred income taxes	41.9	-	-	-
Notes receivable	1.5	1.4	-	-
Other assets	2.1	2.1	1.9	1.6
Total other assets	310.1	253.4	236.9	228.6
TOTAL	$ 416.8	$ 358.7	$ 354.1	$ 370.9
LIABILITIES AND EQUITY				
CURRENT LIABILITIES:				
Accounts payable	$ 12.4	$ 11.5	$ 22.8	$ 23.7
Revolver			-	15.0
Accrued liabilities	38.4	35.8	28.6	31.2
Long-term debt—current	-	6.3	6.3	6.3
Total current liabilities	50.9	53.5	57.7	76.3
Deferred income taxes	-	4.3	5.4	5.4
Long-term debt	291.6	357.9	351.5	355.5
Other long-term liabilities	13.6	12.0	10.7	10.6
Total liabilities	356.1	427.7	425.4	447.8
COMMITMENTS AND CONTINGENCIES (Note 12)				
EQUITY:				
Common stock, $.01 stated value—100 shares authorized; 100 shares issued and outstanding, and paid-in-capital	96.7	32.1	22.1	22.2
Accumulated deficit	(36.3)	(102.6)	(95.5)	(101.0)
Accumulated other comprehensive loss	(0.2)	(0.2)	(0.1)	(0.1)
Total Company equity	60.2	(70.7)	(73.5)	(78.9)
Noncontrolling interest	0.5	1.7	2.3	2.0
Total equity	60.7	(69.0)	(71.2)	(76.9)
TOTAL	$ 416.8	$ 358.7	$ 354.1	$ 370.9

Comparable Company Analysis

Company Name	Market Cap	Net Debt (ex leases)	Enterprise Value	LTM EBITDA	EV / LTM EBITDA	LTM EBITDA - CapEx	EV / LTM EBITDA - CapEx
Franchised (<50% Company Owned)							
Dine Brands Global, Inc.	$1,311.8	$1,187.2	$2,499.0	$247.7	**10.1x**	$231.1	**10.8x**
Denny's Corporation	$1,187.1	$263.6	$1,450.7	$95.3	**15.2x**	$77.9	**18.6x**
Franchised Median	$1,249.4	$725.4	$1,974.8	$171.5	**12.7x**	$154.5	**14.7x**
Company Owned (>50% Company Owned)							
Brinker International, Inc.	$1,742.3	$1,211.2	$2,953.5	$369.4	**8.0x**	$212.5	**13.9x**
Bloomin' Brands, Inc.	$1,994.1	$1,107.4	$3,101.6	$390.1	**8.0x**	$390.1	**8.0x**
Texas Roadhouse, Inc.	$4,086.1	-$99.5	$3,986.6	$304.2	**13.1x**	$114.2	**34.9x**
Red Robin Gourmet Burgers, Inc.	$362.1	$168.7	$530.8	$99.7	**5.3x**	$56.2	**9.4x**
The Cheesecake Factory Incorporated	$1,925.6	$12.4	$1,938.0	$227.5	**8.7x**	$147.1	**13.2x**
Darden Restaurants, Inc.	$13,828.2	$577.2	$14,405.4	$1,180.7	**12.2x**	$718.0	**20.1x**
Chuy's Holdings, Inc.	$413.7	-$11.8	$401.9	$36.1	**11.1x**	$0.5	**N/A**
Cracker Barrel Old Country Store, Inc.	$3,911.2	$373.6	$4,284.8	$390.4	**11.0x**	$252.1	**17.0x**
BJ's Restaurants, Inc.	$763.2	$133.6	$896.8	$122.9	**7.3x**	$38.8	**23.1x**
Company Owned Median	$1,925.6	$168.7	$2,953.5	$304.2	**8.7x**	$147.1	**15.4x**

Summary Statistics	Market Cap	Net Debt (ex leases)	Enterprise Value	LTM EBITDA	EV / LTM EBITDA	LTM EBITDA - CapEx	EV / LTM EBITDA - CapEx
High	$13,828.2	$1,211.2	$14,405.4	$1,180.7	**15.2x**	$718.0	**34.9x**
Low	$362.1	-$99.5	$401.9	$36.1	**5.3x**	$0.5	**8.0x**
Mean	$2,865.9	$447.6	$3,313.6	$314.9	**10.0x**	$203.5	**16.9x**
Combined Median	$1,742.3	$263.6	$2,499.0	$247.7	**10.1x**	$147.1	**15.4x**

Fridays ***(see footnotes on SLIDE 6)***	**$239.2**	**$209.1**	**$448.3**	**$56.0**	8.0x	**$46.9**	9.6x
Comparable Median Discount					-20.6%		-38.1%

Note: Comparable public companies were selected based on similar end markets and/or products. However, each of these companies differs materially from TGIF and no assurance can be given that the public markets would value TGIF similarly. Adjusted EBITDA of presented companies may not be comparable to TGIF.
Source: Capital IQ as of 11/7/19